                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     November 27, 2002
                                                ----------------------------

                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     001-09186              23-2416878
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(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)


3103 Philmont Avenue, Huntingdon Valley, Pennsylvania          19006
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code   (215) 938-8000
                                                   -------------------

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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibits listed in Item 7(c) below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:

         Exhibit
         No.      Item
         -------  ----

         4.1* Indenture dated as of November 22, 2002 among Toll Brothers Finance Corp., Toll Brothers, Inc. and the other Guarantors (as defined in Section 1.01 thereof) and Bank One Trust Company, N.A.

         4.2* Authorizing Resolutions relating to the $300,000,000 principal amount of 6.875% Senior Notes due 2012 of Toll Brothers Finance Corp. guaranteed on a Senior Basis by Toll Brothers, Inc. and certain of its subsidiaries.

         * Filed electronically herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TOLL BROTHERS, INC.
Date: November 27, 2002
                                                 By:  /s/ Joseph R. Sicree
                                                    ---------------------------
                                                      Joseph R. Sicree
                                                      Vice President,
                                                      Chief Financial Officer


















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                                  EXHIBIT INDEX



         The following Exhibits are filed as part of this Current Report on Form 8-K:

         Exhibit
         No.      Item
         -------  ----

         4.1* Indenture dated as of November 22, 2002 among Toll Brothers Finance Corp., Toll Brothers, Inc. and the other Guarantors (as defined in Section 1.01 thereof) and Bank One Trust Company, N.A.

         4.2* Authorizing Resolutions relating to the $300,000,000 principal amount of 6.875% Senior Notes due 2012 of Toll Brothers Finance Corp. guaranteed on a Senior Basis by Toll Brothers, Inc. and certain of its subsidiaries.

         * Filed electronically herewith.












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